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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2003 (APRIL 10, 2003)
                                                 -------------------------------

                      ALLIED HEALTHCARE INTERNATIONAL INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

         1-11570                                         13-3098275
--------------------------                --------------------------------------
 (COMMISSION FILE NUMBER)                  (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On April 10, 2003, Allied Healthcare International Inc. (the "Registrant") dismissed Ernst & Young LLP, independent accountants, as its auditor. On April 10, 2003, the Registrant engaged the firm of Deloitte & Touche LLP, independent accountants, as its auditor.

         (b) The reports of Ernst & Young LLP on the financial statements of the Registrant for the fiscal years ended September 30, 2001 and September 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (c) The decision to change auditors was approved by both the Registrant's Audit Committee and its Board of Directors.

         (d) In connection with Ernst & Young LLP's audits of the Registrant's financial statements for the fiscal years ended September 20, 2001 and September 30, 2002, and during the subsequent interim period preceding April 10, 2003, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in its reports on the financial statements of the Registrant for such periods.

         (e) During the Registrant's fiscal years ended September 30, 2001 and September 30, 2002, and during the subsequent interim period preceding April 10, 2003, there have been no "reportable events" (as such term defined in Item 304
(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission) involving Ernst & Young LLP.

         (f) During the Registrant's fiscal years ended September 30, 2001 and September 30, 2002, and during the subsequent interim period preceding April 10, 2003, neither the Registrant nor anyone acting on its behalf consulted Deloitte & Touche LLP regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K promulgated by the Securities and Exchange Commission.

         (g) The Registrant has provided Ernst & Young LLP with a copy of the disclosure set forth in this Form 8-K. The Registrant has requested Ernst & Young LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Form 8-K regarding Ernst & Young, LLP and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         16.1 Letter, dated April 14, 2003, from Ernst & Young LLP to the Securities and Exchange Commission.

         99.1 Press release, dated April 15, 2003, of Allied Healthcare International Inc. announcing the appointment of Deloitte & Touche LLP as auditors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 14, 2003


                                       ALLIED HEALTHCARE INTERNATIONAL INC.


                                       By:  /s/ Timothy M. Aitken
                                            ----------------------------------
                                            Name:  Timothy M. Aitken
                                            Title: Chairman of the Board and
                                            Chief Executive Officer